UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2025

Dyadic International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32513	45-0486747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1044 North U.S. Highway One, Suite 201

Jupiter, FL 33477

(Address of principal executive offices and zip code)

(561) 743-8333

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On July 23, 2025, Dyadic International, Inc. (“Dyadic” or the “Company”) posted a presentation entitled “Precision engineered recombinant protein production that redefines performance, scalability and economy” on the Company’s website at www.dyadic.com under the “Investors” tab.

The presentation highlights Dyadic’s strategic transition from a research driven organization to a commercially focused enterprise, with an emphasis on delivering applied biotechnology solutions through its patented and proprietary C1 and Dapibus™ gene expression platforms and focus on commercializing high-value, non-therapeutic proteins in the life sciences, food, nutrition and industrial bioprocessing sectors.

Representatives of Dyadic will use the presentation in industry conferences, investor conferences and investor meetings from time to time. A copy of the presentation is also attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. Such information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being furnished herein:

Exhibit Number	Description

99.1	Dyadic International Presentation, “Precision engineered recombinant protein production that redefines performance, scalability and economy”, dated July 23 2025

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2025

Dyadic International, Inc.

By:	/s/ Ping Rawson
Name:	Ping Rawson
Title:	Chief Financial Officer